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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Newfield Exploration Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

59 Maiden Lane •	Plaza Level •	New York, New York 10038 •	212-936-5100 •	www.amstock.com
March 30, 2007

     Re: Newfield Exploration Company
Dear Stockholder:
     The proxy card recently sent to you for voting your shares of Newfield Exploration Company did not include voting instructions. We apologize for our oversight and enclose a proxy card with the appropriate instructions for voting your shares by mail, telephone or internet.
     If you have already voted your shares by mail using the original proxy card, then you may ignore this new material and your shares will be counted as submitted.
     If you have not yet voted shares, you may wish to utilize the convenience of voting by TELEPHONE or INTERNET as provided for in the proxy voting instructions.
     Please contact our shareholder relations department at 1-800-937-5449 if you have any questions or comments.

Very truly yours,

/s/ Isaac J. Kagan

American Stock Transfer and Trust Company
Transfer Agent for Newfield Exploration Company

ANNUAL MEETING OF STOCKHOLDERS OF

NEWFIELD EXPLORATION COMPANY

May 3, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

êPlease detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

Item 1.	The Board of Directors has nominated the persons listed below to serve as directors until 2008:

NOMINEES:
☐	FOR ALL NOMINEES	m m	David A. Trice David F. Schaible
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Howard H. Newman Thomas G. Ricks
☐	FOR ALL EXCEPT (See instructions below)	m m	C. E. (Chuck) Shultz Dennis R. Hendrix
		m m	Philip J. Burguieres John Randolph Kemp III
		m m	J. Michael Lacey Joseph H. Netherland
		m m	J. Terry Strange Pamela J. Gardner
		m	Juanita F. Romans

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee with respect to whom you wish to withhold your vote as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
Item 2.	Approval of Newfield Exploration Company 2007 Omnibus Stock Plan	☐	☐	☐

Item 3.	Approval of Second Amendment to Newfield Exploration Company 2000 Non-Employee Director Restricted Stock Plan	☐	☐	☐

Item 4.	Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

	I plan to attend the meeting.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NEWFIELD EXPLORATION COMPANY
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 3, 2007
This Proxy is Solicited on Behalf of the Board of Directors of Newfield Exploration Company
PROXY

     The undersigned hereby appoints David A. Trice, Terry W. Rathert and C. William Austin, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of Newfield Exploration Company Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Newfield Exploration Company to be held in Houston, Texas, on Thursday, May 3, 2007 at 11:00 A.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.
     Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.
(Continued and to be signed on the reverse side.)

COMMENTS:

14475

ANNUAL MEETING OF STOCKHOLDERS OF

NEWFIELD EXPLORATION COMPANY

May 3, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. If the envelope is missing, please address your completed proxy card to Newfield Exploration Company, c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, N.Y. 10273-0923.

-OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up UNTIL 11:59 PM Eastern Daylight Time the day before the meeting date.

êPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1.	The Board of Directors has nominated the persons listed below to serve as directors until 2008:

NOMINEES:
☐	FOR ALL NOMINEES	m m	David A. Trice David F. Schaible
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Howard H. Newman Thomas G. Ricks
☐	FOR ALL EXCEPT (See instructions below)	m m	C. E. (Chuck) Shultz Dennis R. Hendrix
		m m	Philip J. Burguieres John Randolph Kemp III
		m m	J. Michael Lacey Joseph H. Netherland
		m m	J. Terry Strange Pamela J. Gardner
		m	Juanita F. Romans

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee with respect to whom you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
Item 2.	Approval of Newfield Exploration Company 2007 Omnibus Stock Plan	☐	☐	☐

Item 3.	Approval of Second Amendment to Newfield Exploration Company 2000 Non-Employee Director Restricted Stock Plan	☐	☐	☐

Item 4.	Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

	I plan to attend the meeting.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.